MARQUIS FUNDS-REGISTERED TRADEMARK-

     SUPPLEMENT DATED JUNE 29, 1998 TO PROSPECTUSES DATED FEBRUARY 1, 1998

The Prospectuses, dated February 1, 1998, are hereby amended and supplemented by replacing all references to First National Bank of Commerce in New Orleans ("First NBC") as investment adviser of the Funds with Banc One Investment Advisors Corporation ("Banc One Investment Advisors").

Banc One Investment Advisors makes the day-to-day investment decisions of each Fund and administers each Fund's investment program, subject to supervision by the Trustees. Banc One Investment Advisors, an indirect subsidiary of BANC ONE CORPORATION, has served as investment advisor to Marquis Funds since June 12, 1998. Prior to that time, Marquis Funds was advised by First NBC. On June 12, 1998, First Commerce Corporation, the parent of First NBC, was merged into BANC ONE CORPORATION. Banc One Investment Advisors, which is located at 1111 Polaris Parkway Columbus, OH 43271-0211, is paid a fee for its services.

In addition to Marquis Funds, Banc One Investment Advisors serves as investment advisor to The One Group-Registered Trademark- Funds, other mutual funds and individual, corporate, charitable and retirement accounts. As of December 31, 1997, Banc One Investment Advisors managed over $52 billion in assets.

A special meeting of Shareholders of Marquis Funds will be held on Thursday, July 30, 1998 for the purpose of approving an Agreement and Plan of Reorganization under which the Marquis Funds would transfer all of its assets to the One Group Funds as follows:

Shareholders of:                          Will Receive Shares of:
----------------------------------------  --------------------------------------------------
Marquis Institutional Money Market Fund   The One Group Treasury Only Money Market Fund
Marquis Treasury Securities Money Market  The One Group U.S. Treasury Securities Money
  Fund                                      Market Fund
Marquis Tax-Exempt Money Market Fund      The One Group Municipal Money Market Fund
Marquis Government Securities Fund        The One Group Government Bond Fund
Marquis Strategic Income Fund             The One Group Income Bond Fund
Marquis Louisiana Tax-Free Income Fund    The One Group Louisiana Municipal Bond Fund
Marquis Balanced Fund                     The One Group Asset Allocation Fund
Marquis Value Equity Fund                 The One Group Disciplined Value Fund
Marquis Growth Equity Fund                The One Group Growth Opportunities Fund
Marquis Small Cap Fund                    The One Group Small Capitalization Fund
Marquis International Equity Fund         The One Group International Equity Index Fund

Following the transfer of assets, shares of each One Group Fund will be distributed to shareholders of each corresponding Marquis Fund. The Marquis Funds will then be dissolved and liquidated. As a result of the transactions, you will receive on a tax-free basis, a number of full and fractional shares of the corresponding One Group Fund equal at the date of the exchange to the value of your share of the net assets of each Marquis Fund in which you were invested.

Only Shareholders who owned shares of Marquis Funds on May 18, 1998 are entitled to notice of, and to vote at, the Special Meeting. As a result, Shareholders who purchased shares of the Marquis Funds after May 18, 1998 will not receive notice of, or be permitted to vote at, the Special Meeting. If the Agreement and Plan of Reorganization is approved, it is currently anticipated that the reorganization would occur in August 1998.

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

MRQ-Z-001-01